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                                                                    EXHIBIT 10.1

                                   LEASE AGREEMENT


    THIS IS A LEASE AGREEMENT made and entered into on April 19, 1990 by and between ATS II Associates Limited Partnership, a Minnesota Limited Partnership, having its principal offices in One Appletree Square, Bloomington, Minnesota, hereinafter referred to as the "Landlord," and Capital Dimensions, Inc. whose current principal offices are maintained at Two Appletree Square, Suite 244, Bloomington, Minnesota 55425.

                                 W I T N E S S E T H:

    1. LEASED PREMISES. In consideration of the mutual covenants and agreements set forth herein, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, for the rental and on the terms and conditions hereinafter set forth, those certain premises outlined on the floor plan attached hereto as "Exhibit A" and made a part hereof (the "Premises") and containing 2,116 square feet of Rentable Area, as defined in paragraph 7, on the third floor in the building known as Two Appletree Square (the "Building") located on land in Bloomington, Minnesota, and legally described as Lots 4 and 6, Block 1, Appletree Square Second Addition, according to the plat thereof on file and of record in Hennepin County Recorder's Office and in the office of the Registrar of Titles (the "Land").

    2. TERM. Subject to and upon the terms and conditions set forth herein, this Lease shall be in force for a Term of 60 months, beginning the 1st day of July, 1990 ("Commencement Date") and expiring on the 30th day of June, 1995. In the event that the Premises should not be ready for occupancy by the Commencement Date for any reason, Landlord shall not be liable or responsible for any claims, damages, or liabilities in connection therewith.

    3. BASE RENTAL. Subject to the provisions for adjustment hereinafter set forth, Tenant hereby agrees to pay, without deduction or offset, a base annual rental ("Base Rental") in the amount of Thirty-Four Thousand Nine Hundred Twenty and 00/100 Dollars ($34,920.00). Such base rental shall be due and payable in twelve (12) equal monthly installments of Two Thousand Nine Hundred Ten and 00/100 ($2,910.00*)* each, in advance on the first day of each calendar month during each year of the Term hereof. All payments of Rent shall be paid to the Landlord in lawful money of the United States of America at the address of Landlord shown herein, or to such other party or at such other place as Landlord may designate from time to time in a written notice to Tenant. If the Lease Term commences or terminates on any day other than the first or last day of a calendar month, the Base Rental and any other sums due hereunder shall be prorated for such fractional calendar month. All past due installments of Base Rental and Additional Rental shall


----------------------

     *except that no Annual Base Rent is due or payable for the first seven (7) months of this Lease (July 1, 1990 through January 31, 1991).

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bear interest at the rate of interest equal to the lesser of: (i) three (3)
percentage points in excess of the prime rate of interest as established and publicly announced by First National Bank of Saint Paul as such rate may change from time to time, or (ii) the highest legal rate permitted by law, and shall constitute Additional Rent hereunder due and payable with the next monthly installment of Base Rent.

     4. ADDITIONAL RENTAL. The Base Rental payable by Tenant during each lease year shall be adjusted in accordance with this paragraph.

A.   DEFINITIONS

     1. The term "Taxes" shall mean all taxes, impositions, assessments, and all other governmental charges, if any, which are levied, assessed, or imposed upon or become due and payable in connection with, or a lien upon, the Land, the Building, parking facility, or other facilities used in connection therewith, or the operation thereof (excepting federal and state taxes on income), including taxes levied by present or future taxing authorities and all taxes of whatsoever nature in this definition of Taxes. For the purpose herein, the term "Base Taxes" shall be deemed to be $3.10 per square foot of the total Rentable Area of the Building.

     2. The term "Operating Cost" shall mean all operating expenses of the Land and Building which shall be computed on the cash basis and which shall include all expenses, costs and disbursements of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the ownership, operation or use of the Land and Building (which for purposes of this Lease shall include by definition any costs incurred by the Landlord for the use of additional parking facilities as required by the City of Bloomington), including, but not limited to, the following:

          a) Wages and salaries of all employees engaged in the operation and maintenance of the Land and Building, including taxes, insurance, and benefits relating thereto;

          b) All supplies and materials used in the operation and maintenance of the Building;

          c) Cost of water, sewage, power, heating, lighting, air conditioning, ventilating, and other utilities furnished in connection with the operation of the Building (excluding any such cost billed to specific tenants);

          d) Costs of all maintenance and service agreements on equipment, including, but not limited to, security services, alarm services, window cleaning, janitorial service, and elevator and maintenance;


                               -2-

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          e)   Costs of casualty, rentals and liability insurance applicable to the Building and Landlord's personal property used in connection therewith;

          f) Costs of repair and general maintenance of the interior, parking areas, and landscaping of the Land and Building, excluding repairs and general maintenance paid by proceeds of insurance or by any tenant or other third parties, and alterations attributable solely to tenants of the Building other than Tenant;

          g)   Management fees; and,

          h) A reasonable amortization charge on account of any capital expenditures incurred to effect a reduction in operating expenses of the Building.

               Expressly excluded from the definition of the term Operating Costs are:

               i)   Replacement of capital investment items;
               ii)  Leasing commissions and leasing advertising costs;
               iii) Specific costs billed to and paid by specific tenants;
               iv)  Depreciation; and
               v) Principal, interest, and other costs directly related to financing.

          For the purpose herein, the term "Base Operating Cost" shall be deemed to be $3.54 per square foot of total Rentable Area of the Building.

     3. The term "Tenant's Share" shall mean the increased cost per square foot of Base Taxes and Base Operating Costs, multiplied by the number of square feet of Rentable Area occupied by Tenant.

     4. The term "Operating Year" shall mean any calendar year ending December 31st after the commencement of the Lease Term including the calendar year in which the term of this Lease commences.

     5. The term "Land" shall mean the real property where the Building, and parking facilities, and any other improvements are constructed by the Landlord in conjunction with the foregoing.

          B. Within 120 days from the end of each Operating Year, Landlord shall deliver to Tenant a statement setting forth Taxes and Operating Cost for such year and comparing such cost with the Base Taxes and Base Operating Cost defined herein. In the event Taxes and Operating Cost for any Operating Year as reflected on the statement exceed the Base Taxes and Base Operating Cost, Tenant shall pay to Landlord as Additional Rental ("Additional Rental") over and above the Base Rental, Tenant's share of excess; payable as follows:


                               -3-


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               1)   Upon receipt of the statement, Tenant shall pay Landlord a lump sum rent adjustment for the preceding Operating Year equal to one-twelfth (1/12) of such Additional Rental for each month that this Lease was in effect during said preceding Operating Year, less any amount pais as Additional Rent during such year under subparagraph (2) hereof; and

               2) Tenant shall also pay Landlord, beginning on the first day of January of the then current Operating Year, and on the first day of each month thereafter during the Term, one-twelfth (1/12) of such Additional Rental due for the preceding Operating Year; and

               3) Tenant shall pay to Landlord the Additional Rental due, as disclosed by the statement furnished after the expiration or earlier termination of this Lease, within 30 days of Tenant's's receipt of such operating statement.

          C. Anything herein to the contrary notwithstanding, in no event shall Base Rental provided herein ever be reduced.


     6. Except as hereinafter provided, Landlord shall deliver possession of the Premises in the condition required by this Lease on or before the Commencement Date, but delivery of possession prior to such Commencement Date shall not affect the expiration date of this Lease. Failure of Landlord, due to a holding over by a prior tenant or time required for construction delays due to strikes, Acts of God, or any other causes beyond Landlord's control, to deliver possession of the Premises by the date hereinabove provided, shall automatically postpone the Commencement Date of the Term of this Lease and shall extend the Termination Date hereinabove specified for commencement of the Term hereof and the date on which possession of the Premises is delivered to the Tenant. The Rent herein reserved shall commence on the first day of the Term, provided, however, in the event of any occupancy by Tenant prior to the beginning of the Term, such occupancy shall in all respects be the same as that of a Tenant under this Lease Agreement, and the rent shall commence as of the date that Tenant enters into such occupancy of the Premises. Neither Landlord nor any agent or employee of Landlord has made any representations or promises with respect to the Premises or the Building except as herein expressly set forth, and no rights, privileges, easements or licenses are acquired by Tenant except as herein expressly set forth. The Tenant, by taking possession of the Premises, shall accept the same "as is", and such taking of possession shall be conclusive evidence that the Premises and the Building are in good and satisfactory condition at the time of the taking of possession.

     7. METHOD OF MEASUREMENT. the term "Rentable Area," as used herein, shall refer to the area or areas of space within the Building determined as follows:

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          A    Rental Area on a single-tenancy floor is determined by measuring from the extended plane of the inside surface of the outer glass to the extended plane of the inside surface of the opposite outer glass bounded by the intersections of such planes, and shall include all areas within such planes excluding vertical penetrations such as building stairs, fire towers, elevator shafts, flues, vents, stacks, pipe shafts, and vertical ducts. Vertical penetrations which are for the specific use of Tenant, such a special stairs or elevators, shall be included as Rentable Area; and

          B. Rental Area for a partial floor shall include all space within the demising walls (measured from the mid-point of demising walls, and, in the case of exterior walls, measured as defined in 7.A above), plus 13.31%, which is Tenant's proportionate share of the Common Areas, such as elevator lobbies, corridors, toilet and mechanical rooms, telephone and electrical closets and service areas within the Building.

No deductions from Rentable Area shall be made for columns or projections necessary to the Building. The Rentable Area in the Premises has been calculated on the basis of the foregoing definition and is hereby stipulated for all purposes hereof to be 2,116 square feet, whether the same should be more or less as a result of minor variations resulting from actual construction and completion of the Premises for occupancy, so long as such work is done in accordance with the terms and provisions hereof.

     8. Tenant shall use the Premises for the purpose of General Offices and for no other purpose whatsoever. Tenant shall not overload, damage, or deface the Premises or do any act which may make void or voidable any insurance on the Premises or the Building or which may render an increased or extra premium payable for insurance.

     9.   IMPROVEMENTS.


          A. Landlord and Tenant have both reviewed and approved the attached plan layout ("Exhibit A-1"), together with the attached schedule of Building Standards ("Exhibit B").

          B. All work involved in completing the Premises in accordance with Tenant's Plans (including the purchase of the required materials and equipment) shall be carried out by Landlord's contractor under the sole direction of Landlord. Tenant shall cooperate with Landlord and its contractor upon request to promote the efficient and expeditious completion of such work. Tenant shall be responsible and pay for any work in the Premises which is in excess of the limits as outlined in Exhibit B.

          C.   In the event the Premises are not ready for occupancy within five
     (5) days after the Commencement Date of this Lease due to (i) a delay caused by Tenant's failure to timely deliver Tenant's Plans, (ii) Tenant's request for work in excess of Building Standards, or (iii) any changes in Tenant's Plans requested by Tenant; then the term of this

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     Lease shall be deemed to have commenced from the Commencement Date stipulated herein.

     10. ALTERATIONS. No alterations, additions, or improvements to the Premises shall be made without first having the consent in writing of the Landlord; nor shall such alterations, additions, or improvements interfere with or damage the mechanical or electrical systems or the structure of the Building. Any improvements, additions, or alterations made by Tenant after such consent shall have been given, including any and all fixtures installed, excepting trade fixtures, shall at the Landlord's option, unless otherwise agreed in writing, remain on the Premises as the property of the Landlord, without compensation to the Tenant, or shall be removed therefrom and the Premises restored to their original condition at the sole expense of the Tenant at the expiration or sooner termination of the Lease. Tenant agrees to save harmless Landlord on account of claim for mechanic's, materialmen's or other liens in connection with any alterations, additions, or improvements to which Landlord may give its consent.

     11.  MAINTENANCE AND REPAIRS.

          A. Landlord shall provide for the cleaning and maintenance of the Building, including painting and landscaping surrounding the Building, in keeping with the usual standard for first class office buildings. Landlord shall not be required to maintain or repair any non-building standard or special tenant improvements in or about the Premises; and there will be an additional charge to Tenant for the cleaning of such items as carpet, blinds, drapes, wall coverings, etc. by Landlord.

          B. The first installation of building standard electric light lamps will be made by the Landlord. Thereafter, the Tenant shall pay promptly to Landlord the installed cost of all electric lamps, starters, and ballasts used on the Premises.

          C. Tenant shall keep and maintain the Premises in good repair and condition, reasonable wear and tear excepted. Tenant shall not commit or allow any waste or damage to be committed on any portion of the Premises or the Building. Tenant shall pay to landlord the full cost to repair or replace any damage or injury done to the Building or any part thereof caused by Tenant, its agent, employees, invitees, or visitors.

     12. SERVICES TO BE PROVIDED BY LANDLORD. Landlord agrees to furnish Tenant with electricity for general office uses only (not to include duplicating and data processing machines, and air conditioning costs therefore, large business machines, special lighting in excess of Building Standard, and any other equipment requiring high electrical consumption), elevator service, security service, and janitorial service on a five day week basis. An additional charge for cleaning special tenant improvements will be billed separately to Tenant as Additional Rent. During normal business hours (8:00 a.m. to 6:00 p.m. Monday through Friday; Saturdays, Sundays, and holidays not included), Landlord agrees to furnish Tenant with hot, cold, and refrigerated water at those points of supply provided for general use of other tenants in the Building; heated and

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refrigerated air conditioning in season, at temperatures considered standard for first class office buildings or as determined by governmental edict. Such services beyond the normal periods and hours will be provided upon written request from Tenant at an hourly rate to be billed to Tenant. Landlord shall not be liable in damages or otherwise for failure, stoppage, or interruption of any such service, nor shall the same be construed as an eviction of Tenant, work an abatement of rent, or relieve Tenant from any covenant herein. In the event of any failure, stoppage, or interruption thereof, Landlord shall use reasonable diligence to resume services promptly.

          B. Design capabilities of the heating, cooling and electrical systems are based upon and limited to the following:

               1. The Tenant's occupancy does not exceed one (1) person for each 150 square feet of Rentable Area.

               2. The total connected electrical load does not exceed four (4) watts per square foot of area within the Premises for all purposes including lighting and power.

               3.   The proper use of blinds to control sunload.

          C. Landlord shall have sole control over the parking of automobiles and other vehicles and shall designate parking areas and building service areas.

     13. RULES AND REGULATIONS OF BUILDING. Tenant shall comply with the Rules and Regulations of the Building with respect to safety, care, cleanliness, parking, and preservation of good order in the Building that Landlord may establish from time to time for tenants of the Building. Landlord shall not be liable to Tenant for any failure of any other tenants of the Building to comply with such Rules and Regulations, attached hereto as "Exhibit C".

     14. LAWFUL USE. Tenant shall comply with all federal, state and municipal laws and ordinances relating to the use, condition, or occupancy of the Premises. Tenant shall not occupy or use the Premises for any business or purpose which is unlawful, disreputable, or deemed to be hazardous on account of fire, or permit anything to be done which will in any way increase the rate of fire insurance coverage on the Building and/or its contents.

     15. EXTRAORDINARY EQUIPMENT. Without the prior written consent of Landlord and Tenant's written agreement to pay additional costs, Tenant shall not install or maintain any apparatus or devices which will increase the usage of electrical power, water, or gas for the Premises to an amount grater than would be required for normal general office use for space of comparable size.

     16. LANDLORD'S ACCESS. Landlord and Landlord's mortgages(s) shall have the right at all reasonable times during the Term to enter the Premises to inspect the condition thereof, to

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show the Premises to prospective new tenants, to determine if Tenant is performing its obligations under this Lease, and to perform the services or to make the repairs and restoration that Landlord is obligated or elects to perform or furnish under this Lease, to make repairs to adjoining space, to cure any defaults of Tenant hereunder that Landlord elects to cure, and to remove from the Premises any improvements thereto or property placed therein in violation of this Lease.

     17. INSURANCE. Landlord shall maintain during the Term of this Lease fire and extended coverage insurance insuring the Building and Premises against damage or loss from fire or other casualty normally insured against under the terms of standard policies of fire and extended coverage insurance. Landlord may, at its option, preserve and maintain such other insurance coverages as it may require in its discretion.

          Tenant shall be responsible for providing, at Tenant's own expense:

          A. Liability insurance with companies and in form satisfactory to Landlord naming Landlord and Landlord's mortgagee(s) as additional insured thereunder as their interest may appear and providing coverage of at least $1,000,000.00 single limit coverage and $1,000,000.00 aggregate coverage for any single incident; and

          B. Contents insurance for fire, water damage, or other casualty and theft covering all of the Tenant's stock in trade, fixtures, furnishings, floor coverings, or any improvements in excess of the limits as outlined in Exhibit B, equipment and the like in an amount equal to replacement value. Tenant will furnish Landlord evidence of coverage and payment of premium at all times.

     18. FIRE OR OTHER CASUALTY. If the Building is damaged or destroyed by fire or other casualty, the Landlord shall have the right to terminate this Lease, provided it gives written notice thereof to the Tenant within ninety (90) days after such damage or destruction. If a portion of the Premises is damaged by fire or other casualty, and this Lease is not thereby terminated, the Landlord shall, at its expense, restore the Premises, exclusive of any improvements or other changes made to the Premises by the Tenant, to as near the condition which existed immediately prior to such damage or destruction, as reasonably possible, and rent shall abate during such period of time as the Premises are untenantable, in the proportion that the untenantable portion of the Premises bears to the entire Premises. The Landlord shall not be responsible to the Tenant for damage to, or destruction of, any furniture, equipment, improvements, or other changes made by the Tenant in, on, or about the Premises regardless of the cause of the damage or destruction.

     19. WAIVER OF SUBROGATION. Notwithstanding any other provision in this Lease to the contrary, each of Landlord and Tenant hereby releases the other from any and all liability or responsibility (to the other or anyone claiming through or under them by way of subrogation or otherwise) for any loss or damage to property caused by fire or any of the extended coverage casualties, to the extent of insurance proceeds realized by the Landlord as a result of such loss or damage, even if such fire or other casualty shall have been caused by the fault or negligence of the

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other party, or anyone for whom such party may be responsible.  Each of Landlord and Tenant agrees that its policies will include such a clause or endorsement.
In no event shall any such release be applicable if doing so would work in contravention of any requirement in an applicable policy of insurance to the effect that if the insured waives subrogation, coverage is or may be void.

     20. EMINENT DOMAIN. If the entire Building is taken by eminent domain, this Lease shall automatically terminate as of the date of taking. If a portion of the Building is taken by eminent domain, Landlord shall have the right to terminate this Lease by giving written notice thereof to Tenant within ninety
(90) days after the date of taking. If a portion of the Premises is taken by eminent domain, and the Landlord does not terminate this Lease, the Landlord shall restore Premises, exclusive of any improvements or other changes to the Premises by Tenant, to as near the condition which existed immediately prior to the date of taking as reasonably possible, and rent shall abate during such period of time as the Premises are untenantable, in the proportion that the untenantable portion of the Premises bears to the entire Premises. Landlord shall, in any event, be entitled to receive and to retain as its own, any award resulting from such taking of all or any part of the Land, Building, Parking Facility, or appurtenant areas. Tenant disclaims any right to participate in such award or to make a claim against the condemning authority for loss of its trade fixtures and moving expenses if such claim will reduce the award payable to the Landlord.

     21. LIGHT AND AIR. Tenant has no right to light or air over any premises adjoining the Building.

     22. LIENS. Tenant shall not permit any mechanic's, materialmen's, or other liens fixed against the Premises, the Building, or the Land and agrees immediately to discharge (either by payment or by filing of the necessary bond, or otherwise) any mechanic's, materialmen's, or other lien which is allegedly fixed or placed against any of the foregoing.

     23. INDEMNITY. Tenant shall indemnify and hold harmless Landlord and Landlord's agents, directors, officers, employees, invitees, and contractors, from all claims, losses, costs, damages, or expenses (including, but not limited to, attorney's fees) resulting from or arising from any and all injuries or death of any person or damage to any property caused by any act, omission, or neglect of Tenant or Tenant's directors, officers, employees, agents, invitees, or guests, or any parties contracting with Tenant relating to the Premises. Landlord shall not be liable for any damage of any kind or for any damage to property, death, or injury to persons from any cause whatsoever by reason of the use and occupancy of the Premises by Tenant.

     24. WAIVER OF COVENANTS. Failure of Landlord to insist, in any one or more instances, upon strict performance of any term, covenant, or condition of the Lease, or to exercise any option herein obtained, shall not be construed as a waiver, or a relinquishment for the future, or such term, covenant, condition, or option, but the same shall continue and remain in full force and effect. The receipt by Landlord of rents with knowledge of a breach in any of the terms,

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covenants, or conditions of this Lease to be kept or performed by Tenant shall not be deemed a waiver of such breach, and Landlord shall not be deemed to have waived any provision of this Lease unless expressed in writing and signed by Landlord.

     25. RELOCATION. Landlord shall have the right to relocate Tenant to comparable quarters within the Building with at least thirty (30) days prior written notice to Tenant. Any reasonable costs incurred by Tenant in the event of such relocation, and which have been agreed to in writing prior to the move, shall be paid by the Landlord.

     26. LEASE TO SUBORDINATE. Landlord may cause this Lease to be made subject and subordinate to all ground or underlying leases, mortgages, deeds of trust, and restrictions which may now or hereafter affect the Building, and to all renewals, modifications, consolidations and extensions thereof. For confirmation of such subordination, Tenant shall execute promptly any subordination agreement requested by Landlord. Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's agent to execute any such subordination agreement or agreements for and on behalf of Tenant. This authority is hereby declared to be coupled with an interest and irrevocable. So long as Tenant shall faithfully discharge the obligations on its part to be kept, this Lease shall not be affected by any default under such mortgage, deed of trust, or underlying lease, and in the event of foreclosure or enforcement thereof, the rights of Tenant hereunder shall survive, and if requested to do so by such mortgagee, ground lessor, or trustor, Tenant shall attorn to such prior holder, its successors and assigns, and this Lease shall in all respects continue in full force and effect; provided, however, that Tenant fully performs all of its obligations hereunder, and provided further that Tenant shall not have prepaid any rent, except as the same becomes due under the terms of this Lease.

     27. TENANT TO SURRENDER PREMISES IN GOOD CONDITION. Upon the expiration or termination of the Lease Term, Tenant shall, at its expense:

          A. Remove Tenant's goods and effects and those of all persons claiming under Tenant;

          B. Quit and deliver the Premises to Landlord, peaceably and quietly, in as good order and condition as the same were in on the date the Lease Term commenced or were thereafter placed in by Landlord, reasonable wear and tear excepted; and

          C. At Landlord's request, restore the Premises to general building standards adopted by Landlord for general application throughout the Building.

               Any property left in the Premises after the expiration or termination of the Lease Term shall be deemed to have been abandoned and the property of Landlord to dispose of as Landlord deems expedient. Tenant shall pay to Landlord on demand all costs incurred in disposing of Tenant's abandoned property.

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     28.  HOLDING OVER.  If with Landlord's written consent Tenant remains in possession of the Premises after the expiration or other termination of the Term, Tenant shall be deemed to be occupying the Premises on a month-to-month tenancy at a rental rate as stated in the written consent. Such month-to-month tenancy may be terminated by Landlord or Tenant on the last day of any calendar month by delivery of at least thirty (30) days advance notice of termination to the other. If without Landlord's written consent Tenant remains in possession of the Premises after the expiration or other termination of the Term, Tenant shall be deemed to be occupying the Premises upon a tenancy at sufferance at monthly rental equal to three (3) times the Rent determined in accordance with Paragraphs 3, 4, and 5.

     29. DEFAULT. If Tenant shall default in the payment of any installment of Base Rental or Additional Rental, or in the observance or performance of any of Tenant's other covenants, agreements, or obligations hereunder, or if any proceeding is commenced by or against Tenant for the purpose of subjecting the assets of Tenant to any law relating to bankruptcy or insolvency or for any appointment of a receiver of Tenant or of any of Tenant's assets, or if Tenant makes a general assignment of Tenant's assets for the benefit of creditors, then, in any such event, Landlord may, without process, re-enter immediately into Premises and remove all persons and property therefrom, and at its option, annul and cancel this Lease as to all future rights of Tenant and have, regain, repossess, and enjoy the Premises after re-entry or after judgment for possession thereof. If Landlord elects to terminate this Lease, all obligations herein contained on the part of Landlord to be done and performed shall cease, but without prejudice to the right of Landlord to recover from Tenant all past or future rentals and damages. Should this Lease be terminated before the expiration of the term of this Lease by reason of Tenant's default as hereinabove provided, or if Tenant shall abandon or vacate the Premises before the expiration or termination of the term of this Lease, Landlord may accelerate Tenant's entire rental obligation hereunder, including Base Rent and Additional Rent, and upon notice thereof the entire rent due for the balance of the term hereof shall immediately become due and payable. The Premises may be relet by Landlord for such rent and upon such terms as Landlord in its sole discretion may determine and Tenant shall be liable for all damages sustained by Landlord, including, without limitation, deficiency in rent, reasonable attorney's fees, and expenses of placing the Premises in first class rentable condition and expenses of renting same including, but not limited to, the payment of brokerage fees, tenant allowances or by any other tenant inducement. The provisions contained in this Paragraph shall be in addition to and shall not prevent the enforcement of any claim Landlord may have against Tenant for anticipatory breach of the unexpired term of this Lease. Any and all attorneys' fees and costs of collection incurred by Landlord in the enforcement of the terms or provisions of this Lease shall be payable by Tenant in the event of any default, and the amount of such costs shall be deemed Additional Rental and shall, upon notice by Landlord given at any time prior to and including the service of notice of any legal action, be immediately due hereunder. In the event Landlord shall commence legal action, or any unlawful detainer proceeding or other summary proceeding for collection of rent due hereunder, said Additional Rent shall be deemed a past due obligation to pay rent in connection with said proceeding. Tenant hereby waives any right of offset, counter-claim or any other claim in any such proceeding. Landlord shall have a right to commence one or more actions to enforce the terms of this Paragraph and the commencement and prosecution of one action shall not be deemed a waiver of an estoppel from commencing one or more actions from time to time in the future. All rights and remedies of Landlord under this Lease shall be cumulative and shall not be exclusive of any other rights and remedies provided to Landlord under applicable law.

     30. LANDLORD'S RIGHT TO CURE DEFAULTS. If Tenant default in the observance or performance of any of Tenant's covenants, agreements, or obligations hereunder wherein the default can be cured by the expenditure of money, Landlord may, but without obligation, and without limiting any other remedies which it may have by reason of such default, cure the default, charge the cost thereof to Tenant, and Tenant shall pay the same forthwith upon demand, as Additional Rent, together with interest thereon at the rate set forth in the last sentence of Paragraph 3 of this Lease.

     In case the Landlord or Tenant prevails in any suit or defend or prosecute under the terms of this Lease, there shall be allowed by the prevailing party, to be included in any judgment recovered, reasonable attorney's fees and other costs to be fixed by the court.

     31. NOTICES. Each notice required or permitted to be given hereunder by one party to the other shall be in writing with a statement therein to the effect that notice is given pursuant to this Lease and the same shall be given and shall be deemed to have been delivered, served, and given if delivered in person or placed in the United States Mail, postage prepaid, by United States registered or certified mail, addressed to such party at the address provided for such party herein. Any notices to Landlord shall be addressed and given to Landlord as follows:

          APPLETREE PROPERTIES, INC.
          One Appletree Square
          Bloomington, MN 55425

     Prior to the Commencement Date, the address for notices to Tenant shall be the address set forth for Tenant on the signature page of this Lease; after the Commencement Date, the address for Tenant shall be the Premises. The addresses stated above shall be effective for all notices to the respective parties until written notice of a change in address is given.

     32. NOTICE TO MORTGAGEE. Tenant agrees to give any Mortgagee and/or Trust Deed Holders by registered mail, a copy of any Notice to Default served upon the Landlord, provided that prior to such notice, Tenant has been notified, in writing (by way of Notice of Assignment of Rents and Leases, or otherwise), of the address of such Mortgagees and/or Trust Deed Holders. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgagees and/or Trust Deed Holders shall have an additional thirty (30) days within which to cure such default; or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default shall be granted if within such thirty (30) days, any Mortgagee and/or Trust Deed Holder has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

     33. MISCELLANEOUS. There are no understandings or agreements not incorporated in this Lease. This is a Minnesota contact and shall be construed according to the laws of Minnesota. The captions in the Lease are for convenience only and are not a part of this Lease. The covenants and agreements hereof shall as fully and completely bind the heirs, executors, administrators, legal representatives, successors, and assigns of the parties hereof as if they had been specifically mentioned in each of said covenants and agreements. Any rider or exhibit attached to this Lease shall become a part of this Lease with the same force and effect and in the same manner as if all the provisions therein mentioned were actually included herein.

     34. ASSIGNMENT AND SUBLETTING. Tenant shall not have the right to assign this Lease or sublet all or any part of the Premises without the express written consent of the Landlord.* No assignment or subletting permitted by the Landlord shall relieve the Tenant of liability hereunder.

     35. COMMISSIONS. Tenant represents and warrants that there are no claims for brokerage commission or finder's fees in connection with the execution of this Lease, and Tenant agrees to indemnify the Landlord against and hold it harmless from all liabilities.

     36. QUIET POSSESSION. Landlord agrees that the Tenant, upon payment of the Base Rental and Additional Rental and observing and keeping the covenants of this Lease on its part to be kept, shall lawfully, peaceably, and quietly hold, convey and enjoy said Premises, during said Term, without hindrance or molestation by said Landlord or any person or persons lawfully claiming under said Landlord.

     37. ESTOPPEL CERTIFICATES. Tenant agrees, at anytime and from time to time, upon not less than five days prior written notice by Landlord, to execute, acknowledge and deliver to Landlord or a party designated by Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect or if there have been modifications, that the Lease is in full force and effect as modified and stating modifications, (ii) stating the dates to which the rent and other charges hereunder have been paid by Tenant, (iii) stating whether or not Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease, and if so, specifying each such default of which Tenant may have knowledge, and (iv) stating the address to which notices to Tenant should be sent, (v) agreeing that Tenant shall not encumber or assign or sublease any portion of the Premises without the written consent of any mortgagee, and (vi) agreeing that Tenant and Landlord will not thereafter modify the Lease without the approval of any mortgagee, and
(vii) agreeing that Tenant shall not prepay any rent more than thirty (30) days in advance. Any such statement delivered pursuant hereto may be relied upon by any owner


---------------------

     *Which consent shall not be unreasonably witheld or delayed, but shall be subject to Landlord's normal leasing criteria.

of the Building, any prospective purchaser of the Building or of Landlord's interest, or any prospective assignee of any such mortgagee.

     IN WITNESS WHEREOF, the undersigned Landlord and Tenant have executed this instrument this 25th day of April, 1990.

                              LANDLORD  ATS II Associates Limited
                                        Partnership, a Minnesota
                                        Limited Partnership
                              AGENT     APPLETREE PROPERTIES, INC.


                              /s/ Daryl G. D.
                                -------------------------


   /S/ Shelley L. Unruk       President
-------------------------       ---------------------------

                              TENANT    CAPITAL DIMENSIONS, INC.


                              /S/ THOMAS F. HUNT, JR.
                                ----------------------------

 /s/ BrendA L. Leonard        By    President
------------------------        ----------------------------

                                ----------------------------

                                ----------------------------
                              Tenant's Address Prior to Occupancy

                  [Drawing Depicting 3rd Floor]






















                            EXHIBIT A

          To be attached to and form a part of Lease dated April 19, 1990 by and between ATS II Associates Limited Partnership and Capital Dimensions, Inc.

                 [Drawing Depicting Office Space]












                           EXHIBIT A-1

          To be attached to and form a part of Lease dated April 19, 1990 by and between ATS II Associates Limited Partnership and Capital Dimensions, Inc.

          Landlord to provide the following leasehold improvements:

          1.   Building Standard carpeting and base throughout.
          2.   Building Standard paint and wallcovering throughout.
          3.   Building Standard electrical throughout.
          4. Sink, plastic laminate countertop and 4' lower cabinet in storage room.

                            EXHIBIT B

                      RULES AND REGULATIONS

1.   Security

     Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building, any persons occupying, using, or entering the same, or any equipment, finishings, or contents thereof and Tenant shall comply with Landlord's reasonable requirements relative thereto.

2.   Locks

     Tenant shall not add to or change existing locking mechanisms on any door in or to the Premises without Landlord's prior written consent. No locks incompatible with Building's master locking system shall be installed without prior written consent of the Landlord. If, with Landlord's consent, Tenant installs lock(s) incompatible with the Building's master locking system:

     a. Landlord, without abatement or Rent, shall be relieved of any obligation under the Lease to provide any service to the affected areas which require access thereto; and

     b. Tenant shall indemnify Landlord against any expense as a result of forced entry thereto which may be required in an emergency; and

     c. Tenant shall at the end of the Lease Term and at Landlord's request, remove such lock(s) at Tenant's expense.

3.   Return of Keys

     At the end of the Lease Term, Tenant shall promptly return to Landlord all keys for the Building and Premises which are in possession of Tenant.

4    Windows

     Tenant shall observe Landlord's rules with respect to maintaining uniform window coverings at all windows in the Premises so that the Building presents a uniform exterior appearance, and shall not install any window shades, screens, drapes, covers, or other materials on or at any window in the Premises without Landlord's prior written consent.

5.   Repair, Maintenance, Alterations, and Improvements

     No person or contractor not employed by Landlord shall be used to perform window washing, cleaning, decorating, construction, repair or other work in the Premises.

6.   Water Fixtures

     Tenant shall not use water fixtures for any purpose for which they are not intended, nor shall water be wasted by tampering with such fixtures. Any cost or damage resulting from such misuse by Tenant shall be paid by Tenant.

7.   Personal Use of Premises

     The Premises shall not be used or permitted to be used for residential, lodging, or sleeping purposes, or for the storage of personal effects or property, not required for business purposes.

8.   Heavy Articles

     All safes, merchandise, furniture, equipment and other bulky articles shall be carried up to or into the Premises at such times and in such manner as shall be specified by Landlord. Tenant shall not place in or move about the Premises without Landlord's prior written consent any such article which in the Landlord's reasonable opinion may damage the Building, and Landlord may designate the location of any heavy articles in the Premises.

9.   Chair Mats

     In those portions of the Premises where carpet has been installed, Tenant shall at its own expense install and maintain chair mats to protect the carpet under all furniture having casters.

10.  Bicycles, Animals

     Tenant shall not bring any animals or birds into the Building, and shall not permit bicycles or other vehicles inside or on the sidewalks outside the Building, except in areas designated from time to time by Landlord for such purposes.

11.  Deliveries

     Tenant shall ensure that deliveries of materials and supplies to the Premises are made through such entrances, elevators, and corridors and at such times as may from time to time be designated by Landlord, and shall promptly pay or cause to be paid by Landlord the cost of repairing any damage in the Building caused by any person making such deliveries. All deliveries must use the freight elevator, which must be locked off by Landlord for Tenant's use. All deliveries must be accompanied by a person.

     All parcels must be removed from the loading dock within 24 hours after delivery.

12.  Moving of Furniture and Equipment

     Tenant shall ensure that furniture and equipment being moved into or out of the Premises is moved through such entrances, elevators, and corridors and at such times as may from time to time be designated by Landlord, and by movers or a moving company approved by Landlord, and shall promptly pay or cause to be paid to Landlord the cost of repairing any damage in the Building caused thereby. Moving shall be conducted only in the freight elevator and only between the hours of 9:00 a.m. and 11:15 a.m., and 1:00 p.m. and 4:15 p.m., Monday through Friday, or at another time as approved by Landlord.

13.  Solicitations

     Landlord reserves the right to restrict or prohibit canvassing, soliciting or peddling in the Building.

14.  Food and Beverage

     Only persons approved from time to time by Landlord may prepare, solicit orders for, sell, serve, or distribute foods or beverages in the Building, or use the elevators, corridors, or common areas for any such purposes. Except with Landlord's prior written consent and in accordance with arrangement approved by Landlord, Tenant shall not permit on the Premises the use of equipment for dispensing food or beverages or for the preparation, solicitation or orders for sale, serving, or distribution of food or beverages.

     Tenant shall not cook in the Building.

15.  Refuse

     Tenant shall place all refuse in proper receptacles provided by Tenant at its expense in the Premises or in receptacles (if any) provided by Landlord for the Building, and shall keep sidewalks and driveways outside the Building, and lobbies, corridors, stairwells, ducts and shafts of the Building, free of all refuse.

16.  Obstructions

     Tenant shall not obstruct or place anything in or on the sidewalks or driveways outside the Building, or in the lobbies, corridors, stairwells, or other common areas of the Building, or use such locations for any purpose except access to and exit from the Premises without

     Landlord's prior written consent. Landlord may remove at Tenant's expense any such obstruction or thing (unauthorized by Landlord) without notice or obligation to Tenant.

17.  Dangerous or Illegal Activities

     Tenant shall not make any use of the Premises which involves the danger of injury to any person, nor shall the same be used for any illegal purpose.

18.  Proper Conduct

     Tenant shall not conduct itself in any manner which is inconsistent with the character of the Building as a first-quality building, or which will impair the comfort and convenience of other tenants in the Building.

19.  Firearms

     Absolutely no loaded firearms or armed personnel, including armed security personnel, will be permitted in any of the common areas at any time.

20.  Parking

     Tenant shall park in the designated areas only and shall not park in the fire lanes or in any reserved parking stall reserved for any other tenant. Parking in the loading dock areas is for pick-up and delivery only. Parking in the temporary parking areas shall be limited to fifteen (15) minutes.

21.  Electrical System

     Tenant shall not overload the existing electrical system within the Premises or cause to overload the electrical system of the Building.
     Should Tenant require power in excess of the standard 100V 20 Amps per circuit provided, new wiring and other necessary electrical equipment shall be installed at Tenant's expense, and Tenant shall be assessed an additional monthly charge to cover the cost of the excess electrical demand and usage.

22.  Advertising

     In advertising or other publicity, without Landlord's prior written consent, Tenant shall use neither the name of the Building, except as the address of its business, nor use pictures or photographs of the Building.

23.  Quiet Enjoyment


     Tenant shall not make noises, cause disturbances or vibrations, or use or operate any electrical or mechanical devices or other devices that omit sound or other waves or disturbances, or create odors, any of which may be offensive to other tenants and occupants of the Building, or that would interfere with the operation of any device or equipment or radio or television broadcasting or reception from or within the Building or elsewhere, and shall not place or install any projections, antennae, aerials, or similar devices inside or outside of the Premises.

24.  Dangerous Commodities

     In no event shall any person bring into the Building flammables such as gasoline, kerosene, naptha, and benzine, or explosives or any other article of intrinsically dangerous nature. If by reason of the failure of Tenant to comply with the provision of this paragraph, any insurance premiums payable to Landlord for all or any part of the Building shall at any time be increased above normal insurance premiums for insurance not covering the items aforesaid, Landlord shall have the option to either terminate this Lease or to require to make immediate payment for the whole of the increased insurance problems.

25.  Signs

     Landlord will provide and maintain a directory for all tenants of the Building. No signs, advertisements, or notices visible to the general public or to other tenants shall be permitted within the Building unless first approved in writing by Landlord.

                            EXHIBIT C

                        BUILDING STANDARDS
                           OFFICE SPACE


A.   GENERAL CONDITIONS

     1.   Standard Allowances

          The standard allowances as outlined below are maximum limits to be provided at no cost to Tenant.

          All references to square footage allowances contained herein are based on the rentable area.

B.   STANDARD WORK PROVIDED BY LANDLORD AT LANDLORD'S COST

     1.   Partitions

          Office partitions will be constructed of 5/8" gypsum wallboard, taped and spackled with no visible joints, over 3-5/8" steel studs from floor slab to underside of finished ceiling.

          Standard allowance is one linear foot of partition for each 7 square feet of rentable area as measured through door openings.

          Interior partitions, corridor partitions, and   of demising partitions
          will be charged against partition allowance.

     2.   Floor Load

          Floors are designed for normal office loading. Landlord must be notified of Tenant's requirement of heavy load concentration for such items as library shelving, vaults, computers, heavy files, etc.

     3.   Doors and Hardware

          One single solid core "stain grade" 3'0" x 8'0" entrance door with hollow metal frame and wire glass side light, in accordance with prevailing Fire Code, will be provided at each suite. Double entry door will be installed at Tenant's expense.

          Building Standard lockset and closer on entrance door.

          Interior doors will be flush solid core "stain grade" 3'0" x 8'0" doors, installed in hollow metal door frames, on the basis of one door for each 250 square feet of rentable area. If more than this allowance is used, the Tenant will be charged for the additional doors, hardware and closers, it closers are required.

          Building Standard latchset for all interior doors.

     4.   Ceiling

          Ceilings will be exposed "T" bar lay-in acoustical ceiling panels on a 30" x 60" grid, installed to building standard ceiling height of 8'0".

     5.   Lighting and Switches

          Landlord will provide one recess-mounted fluorescent 4-tube "energy miser" fixture per 75 square feet of rentable area. If Tenant's space plan extensively subdivides Leased Premises, Tenant will be responsible for additional lighting to maintain the above standards.

          Landlord will provide one light switch for each 200 square feet of rentable area.

     6.   Heating, Ventilating, Air Conditioning (HVAC) System

          Landlord will provide Tenant HVAC so that the temperature in the Leased Premises does not exceed 78 degrees F with 55% relative humidity in the summer and is not lower than 65 degrees F in the winter during normal business hours. If Tenant's space plan extensively subdivides Leased Premises or if special Tenant equipment requires modification of HVAC capacities, Tenant will be responsible for additional HVAC to maintain the above standards. Landlord will provide a minimum of one thermostat for each 500 square feet of rentable area.

     7.   Power and Telephone Outlets.

          Landlord will provide one 110-volt electric duplex outlet located in interior partitioning for each 75 square feet of rentable area. The Building shall contain wires, risers, conduits, feeders and switchboards necessary to furnish any area with electrical energy. Any special outlet or special circuit which Tenant requires shall be located in drywall partition and installed at Tenant's expense.

          If the prevailing Building Code requires that telephone lines be run in conduit, Landlord will provide one telephone outlet located in interior partitioning for each 200 square feet of rentable area.

          No plumbing in Tenant suite will be provided by the Landlord.

     8.   Wall Finishes

          Landlord will provide paint and vinyl wall covering for such walls, partitions, columns, doors, door frames and metal trim as are building standard. Such painting shall consist of necessary preparation, one prime and one finish coat from color selections provided by Landlord. Standard allowance is one color per suite. Vinyl wall surfaces shall consist of the necessary preparation and vinyl application from a color and quality selection provided by Landlord. Twenty-five percent of the Tenant's office wall area shall be vinyl covered. All interior building perimeter wall surfaces and storage utility rooms shall be painted. All hollow metal door frames shall be painted to match building standard.

     9.   Floor Finishes

          Landlord will furnish and install broadloom carpeting of a commercial quality. Colors will be selected by Tenant from Landlord's sample display and limited to one color per suite. Four-inch base will be provided in building standard color.

     10.  Window Covering

          Narrow slat venetian blinds will be permitted at Tenant's expense. Blinds will be a Building Standard color.

     11.  Suite Signage

          Entrances will be signed by Landlord with Building Standard typeface and mounting height. Entrance sign and building directory shall contain name as shown on Lease.

C.   TENANT WORK ABOVE BUILDING STANDARDS

     If the drawing approved by Tenant includes items of work above the building standard allowances as outlined above, such drawings will be submitted by Landlord to the General Contractor for the determination of cost of such items of work.

     After the approval by Tenant of such above building standard costs, Tenant will pay as follows:

                         1/3 at time of approval of cost
                         1/3 when work is 50% completed
                         1/3 upon occupancy

     If there are any changes requested by Tenant, after completion of Tenant's plan, Tenant will be responsible for all architectural and engineering costs and related design expenses resulting from such changes. No such changes will be made without prior written approval of Landlord. Landlord will respond within 15 days.

     Landlord will not be responsible for delay in occupancy by Tenant because of changes to plans after approval and sign-off by Tenant.

D.   DESIGN SERVICES

     Tenant has the option of engaging his own designer, or Tenant may utilize the services of Landlord's designer for the preparation of the necessary Tenant layout and working drawings. If Tenant engages his own designer, Tenant is required to coordinate layout and working drawings with Landlord within 30 days of Lease execution.

                        AMENDMENT TO LEASE

                           May 23, 1995

The terms of a certain Lease dated April 19, 1990 by and between ATS II Associates Limited Partnership and Capital Dimensions, Inc. for offices at Suite 335, Two Appletree Square, Bloomington, Minnesota, is hereby amended by mutual consent upon the same terms and conditions except that effective July 1, 1995:

* The Term of the Lease shall be extended through and including June 30, 1998.

* The Base Rental shall be Thirty-One Thousand Seven Hundred Forty and 00/100 Dollars ($31,740.00) payable in equal monthly installments of Two Thousand Six Hundred Forty Five and 00/100 Dollars ($2,645.00).

*    Landlord, at its cost, shall install new building standard carpet in four
     (4) private offices.


Witness our hands and seals this 24th day of May, 1995.


In presence of:                    ATS II ASSOCIATES LIMITED PARTNERSHIP
                              APPLETREE PROPERTIES, INC., Agent



   /S/ Beth A. Barci                             By:   /S/ Daryl G. D.
  ------------------------                            --------------------------

                                                 Its:   President
                                                     --------------------------


                              TENANT    CAPITAL DIMENSIONS, INC.


   /S/ Brenda L. Leonard                         By:   /S/ Dean Pickerell
  -------------------------                         ---------------------------

                                                 Its:   Vice President
                                                    ---------------------------

                                                 By:   /S/ Thomas F. Hunt, Jr.
                                                   ----------------------------

                                                 Its:   President
                                                    ---------------------------